Exhibit 99.1

Connecticut Water
AVON · HERITAGE VILLAGE



CONNECTICUT WATER SERVICE, INC. SUMMARY

Connecticut Water provides high quality water and excellent customer service to 104,000 customers or more than 360,000 people across the state in 59 towns.

Connecticut Water has operated for 60 years and recently acquired Avon Water Company and Heritage Village Water Company which provides both water and wastewater services to customers.

The three separate companies in the state, are regulated by the Public Utilities Regulatory Authority (PURA) for rates and quality of service of each company.

Company	Number of Service Communities	Number of Customers Served	Number of Employees
Connecticut Water Company	59	94,000	202
Avon Water Company	3	4,800	7
Heritage Village Water Company	3	5,000	9

OUR SERVICE AREA TRULY SETS US APART

WE PROVIDE SERVICE TO ALL OR PART OF THESE 59 TOWNS ACROSS THE STATE

- Ashford
- Avon
- Beacon Falls
- Bethany
- Bolton
- Brooklyn
- Burlington
- Canton
- Chester
- Clinton
- Colchester
- Columbia
- Coventry
- Deep River
- Durham
- East Granby
- East Haddam
- East Hampton
- East Windsor
- Ellington
- Enfield
- Essex
- Farmington
- Griswold
- Guilford
- Hebron
- Killingly
- Killingworth
- Lebanon
- Madison
- Manchester
- Mansfield
- Marlborough
- Middlebury
- Naugatuck
- Old Lyme
- Old Saybrook
- Oxford
- Plainfield
- Plymouth
- Portland
- Prospect
- Somers
- Simsbury
- South Windsor
- Southbury
- Stafford
- Stonington
- Suffield
- Thomaston
- Thompson
- Tolland
- Vernon
- Voluntown
- Waterbury
- Westbrook
- Willington
- Windsor Locks
- Woodstock

OUR COMPANY

Water is essential to sustain life, our economy and our communities. Our families require clean, safe drinking water for their health. Our communities need it for public safety, fire protection, recreation and economic development.

We know how important it is to provide our customers with high-quality drinking water and reliable service, and we have a strong team of employees ready to serve our customers and communities.

Employees:

Employ over 200 professionals who ensure that we provide high quality water and responsive service to customers every day.

Customers:

93,769 residential customers, 7,150 commercial and industrial accounts, and state and municipal facilities in 59 towns (fire safety, schools and public buildings)

Our Water System:

Combined supply capability of more than 60 million gallons per day available to serve our customers and communities.

- 18 different surface water sources (rivers, lakes and reservoirs),
- more than 200 wells (groundwater supplies), and
- 22 water treatment facilities, including 5 major surface water treatment facilities.

Despite power outages experienced at 31 Connecticut Water facilities after a nor'easter, approximately 14,000 customer served by those water systems did not have any interruptions in water service because we had backup generators. Being able to provide continued service through widespread power outages is a testament to careful planning, smart infrastructure investment and the dedicated teams that maintain our systems.

INVESTMENT IN INFRASTRUCTURE

The company has a long history of investing in the water systems so we can meet the water supply needs of our current customers and honor our responsibility to future generations.

- ✓ $45.6 Million of investments in the Connecticut Water Company systems in 2018 capital budget.
- ✓ $2.9 Million budgeted for system improvements in 2018 in the recently acquired systems of Avon Water and Heritage Village.
- ✓ $332 Million invested in the past decade in the water systems of Connecticut Water Company alone.
- ✓ Over 118 miles of pipe and aging infrastructure replaced in Connecticut Water system since 2007 when the Water Infrastructure and Conservation Adjustment tool became available.
- ✓ $34 Million Drinking Water Treatment Facility in Rockville, CT that will provide water service for current and future customers in northern Connecticut completed in 2017.

PUBLIC OFFICIAL SATISFACTION

Surveys of public officials at the state and local level by an independent research firm on behalf of Connecticut Water reflect high levels of satisfaction with the company, in several areas including communication, relationship with local management team, community outreach, coordination of construction projects and water conservation efforts.


2017 Public Opinion Leader Survey
Average
91.4
Responds to emergences quickly
97.1
Improving water service, reliability and fire...
92.1
Maintaining quality water
97.2
Operating efficiently
92.6
Qualified/ capable management
91.4
Qualified/capable employees
91.9
Good corporate citizen
90.6
Good value
93.5
Reliable service
100
84
86
88
90
92
94
96
98
100
102

CUSTOMER SATISFACTION

- Customer satisfaction surveys conducted by an independent research firm on behalf of Connecticut Water show our customer satisfaction at World Class Levels – consistently in excess of 90%.


Customer Satisfaction Ratings
100
95
90
85
80
75
91.1
93.2
92.9
86.8
93.5
90.0
96.1
95.7
97.2
91.3
94.1
93.4
Company
Office
Field
CSI
Avon
Heritage Village
CWC

ENVIRONMENTAL STEWARDSHIP

We have a strong record of environmental stewardship, as captured in our 2016 Corporate Responsibility Report. We are proud of activities across the entire breadth of the organization, in the areas of sustainability, environmental stewardship, water conservation, energy management and social awareness.

- Environmental Policy
- Source Water Protection
- Recreation & Open Space
- Forest Management
- Water Conservation
- Leveraging Technology
- Energy Management
- Transportation Management
- Charitable Giving and Community Involvement
- Partnering for Sustainability

Connecticut Water has received awards and recognition for their industry leadership in areas across the organization that benefit our customers, employees and the environment.

- Connecticut Department of Environmental Protection Green Circle Award for increasing public access at some of our properties and for implementing technological/process changes that improved water quality. (3 time recipient)
- NAWC Management Innovation Award and Stevie Award for Customer Service Innovation for Customer Protection Program.
- CT Construction Industry Association Safety Award for workplace safety programs. (14 years)
- EPA Partnership for Safe Water Directors Award for two of our water treatment facilities. (17 Years)
- Rockfall Foundation 2016 Environmental Award.
- Middlesex County Substance Abuse Action Council - Harry E. Burr Award 2016 - Prevention Awareness.